UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 30, 2002

Digital Angel Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-15177	52-1233960
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

490 Villaume Avenue, South St. Paul, MN	55075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (651) 455-1621

Not applicable.

(Former name or former address, if changed since last report.)

Item 5.                                                           Other Events and Regulation FD Disclosure.

The information set forth in Exhibit 99.1 hereto is hereby incorporated herein by reference.

Item 7.                                                           Financial Statements and Exhibits.

(a)                                  No financial statements are required to be filed as part of this Current Report on Form 8-K.

(b)                                 No pro forma financial information is required to be filed as part of this Current Report on Form 8-K.

(c)                                  The following exhibits are filed as part of this Current Report on Form 8-K:

10.1                           Credit and Security Agreement dated as of October 30, 2002 by and between Digital Angel Corporation (“DAC”) and Wells Fargo Business Credit, Inc. (“Credit”).

10.2                           Revolving Note dated as of October 30, 2002 by DAC to Credit.

10.3                           Patent and Trademark Security Agreement dated as of October 30, 2002 by and between DAC and Credit.

10.4                           Lockbox and Collection Account Agreement dated as of October 30, 2002 by and amount DAC, Credit, Regulus West LLC and Wells Fargo Bank Minnesota, National Association.

                                                                                                99.1         Copy of press release of DAC dated October 31, 2002.

Forward-Looking Statements

                This Form 8-K contains certain “forward-looking statements” which represent the Registrant’s expectations or belief, including, but not limited to, statements concerning industry performance and the Registrant’s operations, performance, financial condition, plans, growth and strategies.  Any statements contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “anticipate,” “intend,” “could,” “estimate” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the Registrant’s control, and actual results may differ materially depending on a variety of important factors many of which are beyond the control of the Registrant.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2002	Digital Angel Corporation

	By	/s/ James P. Santelli
James P. Santelli
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

10.1	Credit and Security Agreement dated as of October 30, 2002 by and between Digital Angel Corporation (“DAC”) and Wells Fargo Business Credit, Inc. (“Credit”).

10.2	Revolving Note dated as of October 30, 2002 by DAC to Credit.

10.3	Patent and Trademark Security Agreement dated as of October 30, 2002 by and between DAC and Credit.

10.4	Lockbox and Collection Account Agreement dated as of October 30, 2002 by and amount DAC, Credit, Regulus West LLC and Wells Fargo Bank Minnesota, National Association.

99.1	Copy of press release of DAC dated October 31, 2002.